Nationwide Life Insurance Company: • Nationwide Variable Account

Prospectus supplement dated June 15, 2007 to
Prospectus dated May 1, 2007

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective immediately, the 3rd paragraph of page 1 of your prospectus is amended as follows:

The Statement of Additional Information (dated May 1, 2007), which contains additional information about the contracts and the variable account, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference.  The table of contents for the Statement of Additional Information is on page 24.  For general information or to obtain free copies of the Statement of Additional Information, call 1-800-848-6331 (TDD 1-800-238-3035) or write:

Nationwide Life Insurance Company
5100 Rings Road  (RR1-04-F4)
Dublin, Ohio 43017-1522